       LEGG MASON
       GLOBAL TRUST, INC.
--------------------------------------------------------------------------------
       INTERNATIONAL EQUITY TRUST
       EUROPE FUND


                                      ANNUAL REPORT TO SHAREHOLDERS
                                      December 31, 2001
                                      Institutional Class

                                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Global Trust, Inc.'s annual report for the Institutional Class of the International Equity Trust and Europe Fund, for the year ended December 31, 2001.

  Beginning on the next page, the portfolio managers responsible for the Funds' portfolios discuss results for 2001 and the investment outlook. The Funds' total returns for various periods ended December 31, 2001, are shown later in this report. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  PricewaterhouseCoopers LLP, Global Trust's independent accountants, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 2001, are included in this report.

  I am pleased to report that Mark R. Fetting is the new President of the Legg Mason Global Trust and other Legg Mason mutual funds. Mark, who has more than 23 years of investment experience, is a graduate of the University of Pennsylvania's Wharton School and received an M.B.A. with distinction from the Harvard Business School. As the new President, he will be writing future letters to you.

                                          Sincerely,

                                          /s/ JOHN F. CURLEY, JR.

                                          John F. Curley, Jr.
                                          Chairman

February 22, 2002

Portfolio Managers' Comments
Legg Mason Global Trust, Inc.

International Equity Trust

Performance

  For the year, the International Equity Trust's Institutional Class return was -18.2%, compared with -21.4% for its benchmark, the Morgan Stanley Capital International ("MSCI") Europe, Australia, and Far East ("EAFE") Index.(A) (International Equity Trust Institutional Class standardized returns can be found in the Performance Information section of this report.)

  The Fund outperformed the benchmark, benefiting from positive stock selection across the regions. In addition, region/sector weights added value, notably the overweight in the U.K. and emerging markets and the underweight in Japan.

  The year 2001 was quite tumultuous as major markets had significantly negative returns for the second year in a row. Volatility was high as investors searched for evidence of a global recovery. The MSCI return for Japan was off substantially, down nearly 30%; the return for Europe, -23%, was more in line with EAFE; and the U.K., at -15%, outperformed the benchmark's return. Value outperformed growth, and small-caps outperformed large-caps. In the fourth quarter, the benchmark rebounded, up 7%, led by Europe, which rose nearly 12%.

  All components of our stock selection process added value through the year. The blend of value, growth, expectations and technical factors provided positive selection in most sectors. Our investment process focuses first on stock selection and second on the relative weighting of sectors, driven by our bottom-up stock information. The sector model was also effective for the year, adding significantly to the portfolio.

Market Commentary

  Consensus expectations are for a recovery in Europe in the second half of 2002. Despite less drastic interest rate cuts than the U.S., the European markets continued to show signs of bottoming and potential recovery in several sectors. At year end, Europe had a forward price-to-earnings ratio ("P/E") of 17x compared with 20x for the U.S. While we remain neutral on Europe, this important region contains many opportunities for stock selection.

  The Fund's overweight in the U.K. proved beneficial as the market continued to provide defensive protection against the significant negative returns in most regions. Expectations for above-average growth in GDP helped the U.K. weather a recessionary environment. The U.K. experienced fewer interest rate cuts than the U.S. and ending rates higher than the U.S., but rate cuts weren't as critical due to investor expectations of strong consumer demand and realization of higher GDP growth. With earnings expectations high globally, the U.K. provides a relative oasis where, on average, company earnings are more visible. Globally competitive, the U.K. continues to rate as attractive.

  Japan began 2001 by holding steady while most global markets fell. Hopes were fueled by the election of Koizumi, a nonconformist and, more importantly, reformist, as head of the Liberal Democratic Party and hence Prime Minister. While he undoubtedly executed many reforms, the outcomes were neutralized by difficulties within the financial system. Concerns for the banking section grew as softening economies worldwide exacerbated the plight of weak companies. Japanese equities failed to respond to monetary loosening globally, and the woes of Japan translated into a weaker yen. Mired in recession, the economy remains in desperate need of radical action. Despite these difficulties, the Fund is focused on Japan's world class, globally competitive companies. We remain underweight in Japan, but alert to potential catalysts of change which would prompt a more positive attitude.

Strategy

  We believe the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection, with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process is customized by region and industry sector. We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K., Asia ex-Japan and the Resource Countries through the combination of sector scoring and portfolio construction rules.

---------------

(A)An unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio. Source: Lipper Inc.

Legg Mason Global Trust, Inc.

  As a result, the Fund is well diversified across regions and industries. The forward P/E of the EAFE Index compares favorably with the S&P 500, 18.7x compared with 20.0x, and the Fund's forward P/E at year end is even more attractive, at 14.8x.

                                         Batterymarch Financial Management, Inc.

January 24, 2002

              ---------------------------------------------------

Europe Fund

  The declines that we have seen in European and indeed in global equity prices over the last two years are now comparable to those of any bear market in the twentieth century. Few major markets, with the notable exception of Japan, have experienced two consecutive years of price declines since the first oil crisis and global recession of 1973/74. Three consecutive years of price declines is almost unprecedented -- with the last example being the first three years of the Second World War. Never has the expression "Should the USA sneeze, the rest of the world catches the cold" been more true, economically speaking, than at present. The U.S. economy has been the major downward driver for us here in Europe. However, compared to the decline witnessed in U.S. GDP growth, European economies have remained fairly resilient. European GDP has declined, but remained in positive territory in aggregate throughout the year. However, most of the world spent 2001 teetering on the verge of recession. Eurozone unemployment rates trended higher after four years of gradual decline, while in the U.S. over a million jobs were lost in the last four months of the year. Japanese unemployment reached record post-war levels. Within this slowing picture, one area continued to show resilience -- the consumer. Both here in Europe, and in the U.S., the individual remained the main source of hope for moderating the extent of the slowdown. Concerted central bank intervention cutting interest rates in response to the economic slowdown gave the public cheaper funding, and this is reflected in the general buoyancy in this segment. In a European context this came through particularly in the U.K., where interest rates fell the most by European standards.

  Despite a shallower economic trough, European equity markets fared a little worse in comparison with the U.S. At the low point in September, the major European indices had lost around a third of their value over the first nine months of the year. The most resilient of the large European markets proved to be the U.K. and Switzerland. In the case of the U.K. market, this was primarily a result of its defensive, large-cap characteristics -- and also the strength of sterling compared to the euro. The Swiss market is dominated by two large pharmaceutical companies and a food producer (Nestle), and proved very defensive. The countries that suffered the most were those with heavy technology exposure, especially in Scandinavia. The most cyclically exposed market was Germany, which also suffered compared to the average.

  While the defensive areas showed relative resilience, the growth segments in the technology and telecommunications sectors suffered most. Much of Europe's technology centres around the wireless industry, and Europe is home to the global leaders in this space. The European wireless and fixed line operators had expanded rapidly, and the leverage that worked well on the upside in better times worked in the opposite way for 2001. Companies like Vodafone and Orange (owned by France Telcom) both continued to grow their subscriber bases successfully. Nevertheless, their share prices were not immune to the downturn in the market.

  Another area that was negatively affected by the falling market was Europe's new but rapidly growing asset gathering sector. For this sector, this year's earnings have been negatively affected by market declines, and share prices have declined by more than the market. In this sector companies like Germany's MLP and Italy's Mediolanum continue to grow their funds under management and earnings by more than 25% despite declining equity markets. This displays the rapid growth needed for Europe to catch up in terms of long-term provisioning. Indeed, many European governments are reforming legislation to encourage increased self-provisioning. However, in the case of MLP and Mediolanum this did not stop either share price from underperforming the market, despite the ever-improving fundamentals.

  The tragic events in early September coincided with the final capitulation in the markets, and we would expect to look back at September 21 as the bottom of this cycle for equities. Since the lows, global equities have rallied 18% in dollar terms and Europe has enjoyed no less of a rally. The rapid monetary easing, corporate restructuring, balance sheet repair and inventory correction have all been crucial. Looking ahead, the biggest question will concern the sustainability of this rally, and although we do not expect a smooth run from here, the robustness should be confirmed by an earnings pick-up later in 2002. In the short term, markets are likely to remain volatile and subject to continued daily rotation between sectors. The growth segments in which the Fund is invested are starting to recoup some of last year's losses and we believe that this trend will continue. To give some examples, Vodafone rose from a low of 110p to touch 185p. Mediolanum hit a low of 5.5 euros and rose to just short of 10 euros by year end. In terms of relative performance of European markets, it is worth noting that European equities look well placed due to their better cyclical gearing to economic recovery. This has been measured in the past by comparing global performances following turning points in the OECD's leading indicators. Moreover, valuations for European markets are still compelling despite the gains in the fourth quarter. Yield ratios remain well below their long-term averages, though this is not so true in the U.S. While the sector rotation is inevitable over the short term, as macro data influences immediate market direction, we believe that a return to growth-oriented, bottom-up stock selection will prevail, as investors seek once again to differentiate.

                                           Lombard Odier International Portfolio
                                                                      Management

January 24, 2002

Performance Information

Legg Mason Global Trust, Inc.

Performance Comparison of a $1,000,000 Investment as of December 31, 2001

  The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index for each Fund does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

  Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. Europe Fund has an additional authorized class of shares:
Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of these classes.

  THE GRAPHS AND TABLES ON PAGES 5 AND 6 DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

International Equity Trust -- Institutional Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -18.19%           -18.19%
  Three Years         -18.65             -6.65
  Life of
    Class(+)          -25.84             -7.85
  -------------------------------------------------
  (+) Inception date: May 5, 1998
  -------------------------------------------------

international equity chart

                                                                INTERNATIONAL EQUITY TRUST -
                                                                    INSTITUTIONAL CLASS                MSCI EAFE INDEX (A)
                                                                ----------------------------           -------------------
5/5/98                                                                     1000000                            1000000
6/30/98                                                                     986544                            1002700
9/30/98                                                                     790368                             860200
12/31/98                                                                    911586                            1037900
3/31/99                                                                     907980                            1052300
6/30/99                                                                     927614                            1079100
9/30/99                                                                     961889                            1126400
12/31/99                                                                   1109270                            1317700
3/31/00                                                                    1082820                            1316300
6/30/00                                                                    1028770                            1264200
9/30/00                                                                     939621                            1162200
12/31/00                                                                    906485                            1131000
3/31/01                                                                     781045                             976000
6/30/01                                                                     798401                             965800
9/30/01                                                                     705307                             830600
12/31/01                                                                    741600                             888500

Europe Fund -- Institutional Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -29.00%           -29.00%
  Three Years         -30.30%           -11.34%
  Life of Class(+)     +4.26%            +0.96%
  -------------------------------------------------
  (+) Inception date: August 21, 1997
  -------------------------------------------------

[EUROPE FUND INSTITUTIONAL CLASS PERFORMANCE CHART]

                                                             EUROPE FUND - INSTITUTIONAL CLASS        MSCI EUROPE INDEX (B)
                                                             ---------------------------------        ---------------------
8/21/97                                                                    1000000                          1000000
9/30/97                                                                    1055860                          1097000
12/31/97                                                                   1049680                          1097800
3/31/98                                                                    1319600                          1320700
6/30/98                                                                    1392080                          1388600
9/30/98                                                                    1211730                          1188400
12/31/98                                                                   1495890                          1410900
3/31/99                                                                    1491670                          1381200
6/30/99                                                                    1471570                          1376900
9/30/99                                                                    1488480                          1393000
12/31/99                                                                   1877130                          1635200
3/31/00                                                                    1863400                          1636500
6/30/00                                                                    1743250                          1584800
9/30/00                                                                    1628090                          1469000
12/31/00                                                                   1468450                          1498000
3/31/01                                                                    1154560                          1265100
6/30/01                                                                    1144570                          1240200
9/30/01                                                                     925196                          1090100
12/31/01                                                                   1042600                          1199900

---------------
(A) The Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Index is an unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio. Index returns are for the periods beginning April 30, 1998.

(B) The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries. Index returns are for the periods beginning August 31, 1997.

Industry Diversification

Legg Mason Global Trust, Inc.
December 31, 2001 (Unaudited)

International Equity Trust
                                      % OF NET
                                       ASSETS     VALUE
---------------------------------------------------------
                                                  (000)
Auto Components                          0.5%    $    548
Automobiles                              4.4        4,690
Banks                                   16.9       18,173
Beverages                                0.6          620
Communications Equipment                 3.4        3,611
Construction & Engineering               2.1        2,244
Diversified Financials                   2.9        3,123
Diversified Telecommunications           4.8        5,177
Electric Utilities                       1.5        1,591
Electrical Equipment                     0.4          479
Electronic Equipment & Instruments       0.8          811
Food & Drug Retailing                    0.6          651
Food Products                            4.9        5,220
Gas Utilities                            1.2        1,332
Health Care Equipment                    2.2        2,336
Health Care Providers & Services         1.1        1,175
Household Durables                       2.3        2,507
Household Products                       1.5        1,577
Industrial Conglomerates                 1.3        1,445
Insurance                                2.8        3,020
Internet Software & Services             0.5          529
Leisure Equipment & Products             0.9          983
Machinery                                0.3          323
Marine                                   1.1        1,154
Media                                    1.0        1,130
Metals & Mining                          0.2          264
Multiline Retail                         0.5          507
Office Electronics                       1.5        1,657
Oil & Gas                                8.5        9,169
Paper & Forest Products                  0.9          914
Pharmaceuticals                         10.0       10,757
Real Estate                              1.2        1,239
Road & Rail                              0.3          324
Semiconductor Equipment & Products       2.5        2,633
Software                                 0.8          863
Specialty Retail                         1.8        1,921
Textiles & Apparel                       0.4          413
Tobacco                                  1.2        1,306
Trading Companies & Distributors         0.6          679
Transportation Infrastructure            0.4          438
Water Utilities                          1.0        1,079
Wireless Telecommunication Services      8.0        8,541
Short-Term Investments                   2.2        2,368
                                       -----     --------
Total Investment Portfolio             102.0      109,521
Other Assets Less Liabilities           (2.0)      (2,193)
                                       -----     --------
NET ASSETS                             100.0%    $107,328
                                       =====     ========


Europe Fund
                                      % OF NET
                                       ASSETS     VALUE
---------------------------------------------------------
                                                  (000)
Automobiles & Components                 3.6%    $  2,107
Banks                                   12.0        6,950
Capital Goods                            2.6        1,494
Commercial Services & Supplies           1.3          733
Consumer Durables & Apparel              3.2        1,862
Diversified Financials                   6.7        3,885
Energy                                   7.6        4,427
Food & Drug Retailing                    3.9        2,290
Hotels, Restaurants & Leisure            2.7        1,575
Household & Personal Products            3.2        1,853
Insurance                                3.8        2,228
Materials                                4.7        2,712
Media                                    2.6        1,500
Pharmaceuticals & Biotechnology          8.3        4,851
Retailing                                1.5          848
Software & Services                      1.2          678
Technology Hardware & Equipment          6.1        3,540
Telecommunication Services              12.5        7,289
Utilities                                1.7        1,014
Short-Term Investments                  10.6        6,190
                                       -----     --------
Total Investment Portfolio              99.8       58,026
Other Assets Less Liabilities            0.2          116
                                       -----     --------
NET ASSETS                             100.0%    $ 58,142
                                       =====     ========

Statement of Net Assets

Legg Mason Global Trust, Inc.
December 31, 2001
(Amounts in Thousands)

International Equity Trust

                                                              Shares/Par                  Value
-------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.8%

Australia -- 0.6%
  Australia & New Zealand Banking Group Limited                      73                  $    669
                                                                                         --------
Belgium -- 0.2%
  Union Miniere SA                                                    7                       264
                                                                                         --------
Canada -- 1.1%
  Bank of Nova Scotia                                                10                       301
  Canadian Imperial Bank of Commerce                                 11                       393
  Investors Group Inc.                                               15                       239(A)
  Power Corporation of Canada                                        11                       271
                                                                                         --------
                                                                                            1,204
                                                                                         --------
China -- 1.0%
  AsiaInfo Holdings, Inc.                                            30                       530(A)
  China Unicom Limited                                              500                       551(A)
                                                                                         --------
                                                                                            1,081
                                                                                         --------
Denmark -- 1.4%
  Carlsberg A/S                                                       7                       284(A)
  Coloplast A/S                                                       7                       487(A)
  Danske Bank                                                        36                       578
  Topdanmark A/S                                                      6                       128(A)
                                                                                         --------
                                                                                            1,477
                                                                                         --------
Finland -- 2.9%
  Instrumentarium Corporation                                        19                       808(A)
  Nokia Oyj                                                          90                     2,325(A)
                                                                                         --------
                                                                                            3,133
                                                                                         --------
France -- 10.1%
  Alcatel SA - ADR                                                   17                       273
  Alcatel SA                                                         17                       282(A)
  Alstom                                                             20                       221(A)
  Assurances Generales de France (AGF)                               16                       777
  Aventis SA                                                         17                     1,214
  BNP Paribas SA                                                     10                       895
  Bouygues SA                                                        15                       491
  France Telecom SA                                                  24                       947
  PSA Peugeot Citroen                                                20                       834
  Sanofi-Synthelabo SA                                               14                     1,007(A)
  SEB SA                                                              5                       262
  Societe Generale                                                    8                       436
  STMicroelectronics N.V.                                            21                       668(A)
  STMicroelectronics N.V. - ADR                                       6                       203
  TotalFinaElf SA                                                    13                     1,818
  Vivendi Universal SA                                                9                       476
                                                                                         --------
                                                                                           10,804
                                                                                         --------

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par                  Value
-------------------------------------------------------------------------------------------------
Germany -- 4.6%
  Altana AG                                                          18                  $    895
  Bayerische Motoren Werke (BMW) AG                                  15                       509
  DaimlerChrysler AG                                                  7                       301(A)
  Deutsche Bank AG                                                   10                       707
  Deutsche Telekom AG                                                21                       361
  Gehe AG                                                            15                       561
  Infineon Technologies AG                                           23                       470(A)
  SAP AG                                                              5                       599
  Siemens AG                                                          4                       232
  WCM Beteiligungs-und Grundbesitz AG                                29                       312(A)
                                                                                         --------
                                                                                            4,947
                                                                                         --------
Greece -- 0.4%
  Public Power Corporation (PPC)                                     38                       407(A)
                                                                                         --------
Hong Kong -- 4.4%
  Bank Of East Asia, Ltd.                                           380                       819
  Brilliance China Automotive Holdings Limited                    5,000                       917(A)
  Cheung Kong (Holdings) Limited                                     63                       654
  China Mobile (Hong Kong) Limited                                  155                       546(A)
  Hutchison Whampoa Limited                                         125                     1,213
  New World Development Company Limited                             600                       523
                                                                                         --------
                                                                                            4,672
                                                                                         --------
Ireland -- 3.1%
  Allied Irish Banks plc                                            147                     1,703
  Anglo Irish Bank Corporation plc                                  343                     1,328
  Irish Life & Permanent plc                                         30                       305(A)
                                                                                         --------
                                                                                            3,336
                                                                                         --------
Italy -- 2.9%
  Banca Popolare di Bergamo-Credito Varesino Scrl                    37                       594(A)
  ENI S.p.A.                                                         87                     1,096(A)
  Recordati S.p.A.                                                   26                       520(A)
  Telecom Italia S.p.A.                                             105                       894(A)
                                                                                         --------
                                                                                            3,104
                                                                                         --------
Japan -- 15.0%
  ACOM., LTD.                                                         6                       408(A)
  AOYAMA TRADING Co., Ltd.                                           18                       173
  AUTOBACS SEVEN CO., LTD.                                           10                       226
  BRIDGESTONE CORPORATION                                            12                       127
  CANON, INC.                                                        33                     1,136
  DAITO TRUST CONSTRUCTION CO., LTD.                                 29                       438(A)
  Daiwa House Industry Co., Ltd.                                      1                         5
  Fuji Heavy Industries Ltd.                                         84                       360
  Fuji Photo Film Co., Ltd.                                          20                       722
  Heiwa Corporation                                                 0.2                         3(A)
  HINO MOTORS, LTD.                                                  97                       323

                                                              Shares/Par                  Value
-------------------------------------------------------------------------------------------------
Japan -- Continued
  HONDA MOTOR CO., LTD.                                              18                  $    719
  Kamigumi Co., Ltd.                                                 98                       402
  KYOCERA CORPORATION                                                 4                       261(A)
  KYOWA HAKKO KOGYO CO., LTD.                                        84                       399
  Kyushu Electric Power Company, Incorporated                        24                       344(A)
  LAWSON, INC.                                                        8                       215(A)
  MEITEC CORPORATION                                                 10                       244(A)
  Mitsubishi Logistics Corporation                                   17                       120
  Mitsui Fudosan Co., Ltd.                                            8                        61
  Mitsui O.S.K. Lines, Ltd.                                         174                       351
  NIPPON TELEGRAPH AND TELEPHONE CORPORATION (NTT)                  0.1                       310(A)
  Nippon Television Network Corp.                                     2                       490
  Nippon Yusen Kabushiki Kaisha                                      93                       280
  NTT DoCoMo, Inc.                                                  0.1                     1,046(A)
  OLYMPUS OPTICAL CO., LTD.                                          17                       245
  ONWARD KASHIYAMA Co., Ltd.                                         43                       413
  Promise Co., Ltd.                                                   2                        81
  RICOH COMPANY, LTD.                                                28                       521
  RYOHIN KEIKAKU CO., LTD.                                           11                       214(A)
  SANKYO CO., LTD.                                                    9                       258(A)
  Santen Pharmaceutical Company                                      70                       797
  Sekisui Chemical Co., Ltd.                                         69                       182
  SHOHKOH FUND & CO., LTD.                                            4                       319(A)
  SONY CORPORATION                                                    2                        73(A)
  SUMITOMO CORPORATION                                               56                       257
  Sumitomo Electric Industries, Ltd.                                 37                       258(A)
  Sumitomo Rubber Industries, Ltd.                                  113                       421
  Takeda Chemical Industries, Ltd.                                   18                       815
  TAKEFUJI CORPORATION                                                2                       123(A)
  TANABE SEIYAKU CO., LTD.                                           52                       464
  TOPPAN PRINTING CO., LTD.                                          33                       304
  Toyo Suisan Kaisha, LTD.                                           23                       168(A)
  Toyota Motor Corporation                                           28                       697
  Yamaha Motor Co., Ltd.                                             58                       353
                                                                                         --------
                                                                                           16,126
                                                                                         --------
Luxemburg -- 0.2%
  Thiel Logistik AG                                                  13                       264(A)
                                                                                         --------
Mexico -- 1.2%
  Grupo Financiero BBVA Bancomer, S.A. de C.V. (GFB)                770                       702
  Telefonos de Mexico SA                                            345                       598
                                                                                         --------
                                                                                            1,300
                                                                                         --------
Netherlands -- 5.3%
  CSM NV -- Coupon                                                   51                     1,060(A)
  Elsevier NV                                                         3                        40
  Hunter Douglas N.V.                                                 6                       153

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par                  Value
-------------------------------------------------------------------------------------------------
Netherlands -- Continued
  ING Groep N.V.                                                     19                  $    487
  Koninklijke (Royal) Philips Electronics N.V.                       19                       550
  Koninklijke Ahold NV                                               15                       436
  Royal Dutch Petroleum Company                                      30                     1,494
  Royal Volker Wessels Stevin NV                                     13                       261
  Unilever NV                                                        20                     1,172
                                                                                         --------
                                                                                            5,653
                                                                                         --------
Norway -- 1.3%
  DnB Holding ASA                                                   160                       718
  Gjensidige NOR Sparebank                                           10                       303(A)
  Norsk Hydro ASA                                                     9                       396
                                                                                         --------
                                                                                            1,417
                                                                                         --------
Portugal -- 1.4%
  Vodafone Telecel - Comunicacoes Pessoais, S.A.                    182                     1,461(A)
                                                                                         --------
Singapore -- 0.8%
  Singapore Exchange Limited                                        540                       363(A)
  United Overseas Bank Limited                                       72                       494
                                                                                         --------
                                                                                              857
                                                                                         --------
South Africa -- 0.5%
  Woolworths Holdings Limited                                     1,600                       507(A)
                                                                                         --------
South Korea -- 2.2%
  Korea Telecom Corporation - ADR                                    27                       549
  Samsung Electronics                                                 4                       927
  SK Telecom Co., Ltd.                                                4                       891
                                                                                         --------
                                                                                            2,367
                                                                                         --------
Spain -- 5.4%
  Aurea Concesionesde Infraestructuras del Estado S.A.               19                       377(A)
  Banco Bilbao Vizcaya Argentina, S.A.                               21                       262
  Banco Santander Central Hispano SA                                 75                       631
  Gas Natural SDG, S.A.                                              80                     1,332(A)
  Grupo Dragados, S.A.                                               44                       585(A)
  Grupo Ferrovial, S.A.                                              27                       470(A)
  Red Electrica de Espana                                            90                       840(A)
  Telefonica, S.A.                                                  100                     1,338
                                                                                         --------
                                                                                            5,835
                                                                                         --------
Sweden -- 1.9%
  Holmen AB                                                          17                       381
  Svenska Cellulosa AB (SCA)                                         19                       533
  Swedish Match AB                                                   71                       376
  Telefonaktiebolaget LM Ericsson - ADR                              68                       355
  Telefonaktiebolaget LM Ericsson                                    69                       376(A)
                                                                                         --------
                                                                                            2,021
                                                                                         --------

                                                              Shares/Par                  Value
-------------------------------------------------------------------------------------------------
Switzerland -- 5.6%
  Baloise Holding Ltd.                                                5                  $    489(A)
  Converium Holding AG                                                3                       121(A)
  Nestle SA                                                           8                     1,696
  Novartis AG                                                        44                     1,586(A)
  Roche Holdings AG                                                   9                       628(A)
  UBS AG                                                             15                       762(A)
  Zurich Financial Services AG                                        3                       716(A)
                                                                                         --------
                                                                                            5,998
                                                                                         --------
United Kingdom -- 26.3%
  Alliance Unichem plc                                               81                       614(A)
  Amvescap plc                                                       12                       173
  ARM Holdings plc                                                   70                       365(A)
  Arriva plc                                                         66                       324
  Associates British Ports Holdings plc                              10                        61(A)
  AstraZeneca Group plc                                              12                       554
  Barclays plc                                                       51                     1,693
  Barratt Developments plc                                           46                       286
  BP Amoco plc                                                      360                     2,796
  British American Tobacco plc                                       67                       566
  Cairn Energy plc                                                   77                       275(A)
  CGNU plc                                                           39                       484
  Dairy Crest Group plc                                              20                       124(A)
  Diageo plc                                                         29                       336
  Electronics Boutique plc                                          150                       299(A)
  Enterprise Oil plc                                                 47                       319
  George Wimpey plc                                                  95                       303
  GlaxoSmithKline plc                                               107                     2,676
  HBOS plc                                                           32                       370(A)
  HSBC Holdings plc                                                  98                     1,145
  Imperial Tobacco Group plc                                         28                       364
  JJB Sports plc                                                     53                       355(A)
  Kelda Group plc                                                   142                       732
  Lloyds TSB Group plc                                               39                       426
  Man Group plc                                                      20                       347
  mm02 plc                                                          500                       629(A)
  Northern Foods plc                                                427                     1,000
  Northern Rock plc                                                  67                       618(A)
  Persimmon plc                                                      67                       373(A)
  Reckitt Benckiser plc                                             109                     1,577
  Redrow plc                                                         75                       255(A)
  Royal Bank of Scotland Group plc                                   67                     1,624
  Severn Trent plc                                                   33                       347
  Shell Transport & Trading Company plc                             142                       974
  Taylor Woodrow plc                                                119                       294
  The Berkeley Group plc                                             31                       322(A)
  Travis Perkins plc                                                 33                       410(A)

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par                  Value
-------------------------------------------------------------------------------------------------
United Kingdom -- Continued
  Vodafone Group plc                                              1,308                  $  3,417
  Wolseley plc                                                       51                       422
                                                                                         --------
                                                                                           28,249
                                                                                         --------
Total Common Stock and Equity Interests (Identified
  Cost -- $109,881)                                                                       107,153
-------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.2%

Goldman, Sachs & Company
  1.76%, dated 12/31/01, to be repurchased at $1,184 on
  1/2/02 (Collateral: $1,207 Fannie Mae mortgage-backed
  securities, 6.5%, due 5/1/30, value $1,214)                  $  1,184                     1,184
State Street Bank & Trust Company
  1.7%, dated 12/31/01, to be repurchased at $1,184 on
  1/2/02 (Collateral: $1,170 Fannie Mae notes, 4.55%, due
  7/23/03, value $1,209)                                          1,184                     1,184
                                                                                         --------
Total Repurchase Agreements (Identified Cost -- $2,368)                                     2,368
-------------------------------------------------------------------------------------------------
Total Investments -- 102.0% (Identified Cost -- $112,249)                                 109,521
Other Assets Less Liabilities -- (2.0)%                                                    (2,193)
                                                                                         --------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  11,663 Primary Class shares outstanding                      $140,239
      9 Institutional Class shares outstanding                      113
Undistributed net investment income/(loss)                           (8)
Accumulated net realized gain/(loss) on investments and
  currency transactions                                         (30,274)
Accumulated appreciation/(depreciation) of investments and
  currency transactions                                          (2,742)
                                                               --------

NET ASSETS -- 100.0%                                                                     $107,328
                                                                                         ========
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                             $9.19
                                                                                         ========
  INSTITUTIONAL CLASS                                                                       $9.40
                                                                                         ========
-------------------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statement of Net Assets

Legg Mason Global Trust Inc.
December 31, 2001
(Amounts in Thousands)

Europe Fund

                                                              Shares/Par                  Value
-------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 87.4%

Denmark -- 2.6%
  Novo Nordisk A/S                                                  21                   $    871
  Vestas Wind Systems A/S                                           23                        623
                                                                                         --------
                                                                                            1,494
                                                                                         --------
Finland -- 3.0%
  Nokia Oyj                                                         69                      1,774
                                                                                         --------
France -- 14.5%
  Accor SA                                                          19                        698
  Aventis SA                                                        15                      1,072
  Aventis SA ADR                                                     7                        531
  Carrefour SA                                                      15                        800
  L'Oreal SA                                                        14                        979
  Orange SA                                                        117                      1,060(A)
  Sanofi-Synthelabo SA                                              11                        813
  TotalFinaElf SA                                                    7                        956
  TotalFinaElf SA ADR                                                7                        519
  Vivendi Environnement                                             30                      1,014
                                                                                         --------
                                                                                            8,442
                                                                                         --------
Germany -- 17.6%
  Adidas-Salomon AG                                                 15                      1,161
  Allianz AG                                                         4                        968
  BASF AG                                                           19                        722
  DaimlerChrysler AG                                                25                      1,058(A)
  Deutsche Bank AG                                                  21                      1,481
  Deutsche Telekom AG                                               75                      1,294
  Infineon Technologies AG                                          26                        532
  Marschollek Lautenschlaeger und Partner AG (MLP)                  15                      1,066
  Muenchener Rueckversicherungs-Gesellschaft AG                      5                      1,259
  SAP AG                                                             5                        678
                                                                                         --------
                                                                                           10,219
                                                                                         --------
Italy -- 1.2%
  Mediolanum S.p.A                                                  75                        676
                                                                                         --------
Netherlands -- 3.4%
  ASML Holding N.V.                                                 33                        570(A)
  ING Groep N.V.                                                    23                        584
  Koninklijke Ahold N.V.                                            28                        808
                                                                                         --------
                                                                                            1,962
                                                                                         --------

Legg Mason Global Trust, Inc.

Europe Fund -- Continued

                                                              Shares/Par                  Value
-------------------------------------------------------------------------------------------------
Spain -- 3.9%
  Banco Santander Central Hispano SA                               149                   $  1,251
  Telefonica, SA                                                    75                      1,005(A)
                                                                                         --------
                                                                                            2,256
                                                                                         --------
Sweden -- 3.7%
  D. Carnegie & Co AB                                               39                        495(A)
  Hennes & Mauritz AB (H&M)                                         41                        848
  Telefonaktiebolaget LM Ericsson AB                               144                        785
                                                                                         --------
                                                                                            2,128
                                                                                         --------
Switzerland -- 5.7%
  Compagnie Financiere Richemont AG                                 38                        701(A)
  Novartis AG                                                       23                        822
  UBS AG                                                            36                      1,800(A)
                                                                                         --------
                                                                                            3,323
                                                                                         --------
United Kingdom -- 31.8%
  3i Group plc                                                      85                      1,065
  Anglo American Agricultural - Non-Participating Warrants          22                          0
  Anglo American Plc                                                50                        751
  ARM Holdings plc                                                 127                        664(A)
  BP Amoco plc                                                     257                      1,995
  Capita Group Plc                                                 103                        733
  Compass Group plc                                                117                        877
  Energis plc                                                      502                        429
  GlaxoSmithKline plc                                               64                      1,613
  Reckitt Benckiser plc                                             60                        875
  Reuters Group plc                                                 69                        682
  Rio Tinto plc                                                     65                      1,239
  Royal Bank of Scotland Group plc                                  77                      1,875
  Shell Transport & Trading Company                                139                        957
  Standard Chartered plc                                            46                        543
  Tesco plc                                                        188                        680
  Vodafone Group plc                                             1,040                      2,717
  WPP Group plc                                                     74                        818
                                                                                         --------
                                                                                           18,513
                                                                                         --------
Total Common Stock and Equity Interests (Identified Cost -- $54,502)                       50,787
-------------------------------------------------------------------------------------------------
Preferred Shares -- 1.8%

Germany -- 1.8%
  Porsche AG                                                         3                      1,049
                                                                                         --------
Total Preferred Shares (Identified Cost -- $785)                                            1,049
-------------------------------------------------------------------------------------------------

                                                              Shares/Par                  Value
-------------------------------------------------------------------------------------------------
Repurchase Agreements -- 10.6%

State Street Bank & Trust Company
  0.65%, dated 12/31/01, to be repurchased at $6,191 on
  1/2/02 (Collateral: $6,295 Freddie Mac notes, 2.5%, due
  11/7/02, value $6,317)                                       $ 6,190                   $  6,190
                                                                                         --------
Total Repurchase Agreements (Identified Cost -- $6,190)                                     6,190
-------------------------------------------------------------------------------------------------
Total Investments -- 99.8% (Identified Cost -- $61,477)                                    58,026
Other Assets Less Liabilities -- 0.2%                                                         116
                                                                                         --------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  1,775 Primary Class shares outstanding                       $51,486
  2,306 Class A shares outstanding                              24,521
   127 Institutional Class shares outstanding                    4,398
Accumulated net realized gain/(loss) on investments and
  currency transactions                                        (18,809)
Accumulated appreciation/(depreciation) of investments and
  currency transactions                                         (3,454)
                                                               -------

NET ASSETS -- 100.0%                                                                     $ 58,142
                                                                                         ========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                            $13.45
                                                                                         ========
  CLASS A                                                                                  $14.08
                                                                                         --------
  INSTITUTIONAL CLASS                                                                      $14.21
                                                                                         ========

MAXIMUM OFFERING PRICE PER SHARE:

  CLASS A (NET ASSET VALUE PLUS SALES CHARGE OF 4.75% OF OFFERING PRICE)                   $14.78
                                                                                         ========
-------------------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statements of Operations

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                                    Year Ended 12/31/01
                                                              -------------------------------
                                                              International
                                                                  Equity           Europe
                                                                  Trust             Fund
---------------------------------------------------------------------------------------------
Investment Income:

Interest                                                         $    159         $     10
Dividends                                                           2,651            1,248
       Less foreign tax withheld                                     (328)            (120)
                                                                 --------         --------
       Total income                                                 2,482            1,138
                                                                 --------         --------
Expenses:

Management fee                                                      1,014              760
Distribution and service fees                                       1,351              424(A)
Audit and legal fees                                                   53               40
Custodian fees                                                        379              212
Directors' fees                                                         8                8
Organization expense                                                   --               69
Registration fees                                                      24               34
Reports to shareholders                                                28               29
Transfer agent and shareholder servicing expense                      178               68(A)
Other expenses                                                         33               48
                                                                 --------         --------
                                                                    3,068            1,692
       Less fees waived                                               (27)             (61)
                                                                 --------         --------
       Total expenses, net of waivers                               3,041            1,631
                                                                 --------         --------
NET INVESTMENT INCOME/(LOSS)                                         (559)            (493)
                                                                 --------         --------
Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on:
       Investments, options and futures                           (26,390)         (15,858)
       Foreign currency transactions                                   56                4
                                                                 --------         --------
                                                                  (26,334)         (15,854)
                                                                 --------         --------

Change in unrealized appreciation/(depreciation) of:
       Investments, options and futures                            (4,167)          (9,488)
       Assets and liabilities denominated in foreign
          currencies                                                    3               (4)
                                                                 --------         --------
                                                                   (4,164)          (9,492)
                                                                 --------         --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS            (30,498)         (25,346)
---------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                   $(31,057)        $(25,839)
---------------------------------------------------------------------------------------------

(A) See Note 1 to financial statements.

See notes to financial statements.

Statements of Changes in Net Assets

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                              International
                                                                 Equity                      Europe
                                                                  Trust                       Fund
                                                        -----------------------------------------------------
                                                               Years Ended                 Years Ended
                                                         12/31/01      12/31/00      12/31/01      12/31/00
-------------------------------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                             $   (559)     $  (1,564)    $   (493)     $ (1,248)
Net realized gain/(loss) on investments, options,
  futures and foreign currency transactions               (26,334)        (3,326)     (15,854)        4,006
Change in unrealized appreciation/(depreciation) of
  investments, options, futures, and assets and
  liabilities denominated in foreign currencies            (4,164)       (47,172)      (9,492)      (30,134)
-------------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations            (31,057)       (52,062)     (25,839)      (27,376)
Distributions to shareholders:
  From net investment income:
      Primary Class                                            --             --           --            --
      Class A                                                 N/A            N/A           --            --
      Institutional Class                                      --             --           --            --
  Tax return of capital:
      Primary Class                                            --             --           --            --
  From net realized gain on investments:
      Primary Class                                            --         (3,644)         (97)       (6,118)
      Class A                                                 N/A            N/A         (135)       (6,176)
      Institutional Class                                      --             (1)          (6)          (47)
Change in net assets from Fund share transactions:
      Primary Class                                       (43,219)       (58,040)      (8,768)        7,009
      Class A                                                 N/A            N/A      (23,773)      (14,272)
      Institutional Class                                      34             31        3,136           180
Change in net assets from shares issued in connection
  with fund acquisition:
      Primary Class                                           N/A            N/A        2,193           N/A
      Class A                                                 N/A            N/A       18,412           N/A
      Institutional Class                                     N/A            N/A        1,769           N/A
-------------------------------------------------------------------------------------------------------------
Change in net assets                                      (74,242)      (113,716)     (30,746)      (46,800)
Net Assets:
Beginning of year                                         181,570        295,286       88,888       135,688
-------------------------------------------------------------------------------------------------------------
End of year                                              $107,328      $ 181,570     $ 58,142      $ 88,888
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)               $     (8)     $    (736)    $     --      $   (364)
-------------------------------------------------------------------------------------------------------------

N/A - Not applicable.

See notes to financial statements.

Financial Highlights

Legg Mason Global Trust, Inc.

  Contained below is per share operating performance data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                          Investment Operations
                                                           ----------------------------------------------------
                                                                             Net Realized and
                                               Net Asset      Net       Unrealized Gain/(Loss) on
                                                Value,     Investment     Investments, Options,      Total From
                                               Beginning    Income/        Futures and Foreign       Investment
                                               of Period     (Loss)       Currency Transactions      Operations
---------------------------------------------------------------------------------------------------------------
International Equity Trust
  Years Ended Dec. 31,
     2001                                       $11.49       $ .01(A)             $(2.10)              $(2.09)
     2000                                        14.26        (.01)                (2.57)               (2.58)
     1999                                        12.64         .11                  2.52                 2.63
  Period Ended Dec. 31,
     1998(B)                                     14.21         .10                 (1.44)               (1.34)

Europe Fund (E)
  Years Ended Dec. 31,
     2001                                       $20.06       $ .33(F)             $(6.14)              $(5.81)
     2000                                        28.73         .19                 (6.17)               (5.98)
     1999                                        24.78        (.03)                 6.15                 6.12
     1998                                        21.01         .22(G)               8.37                 8.59
  Period Ended Dec. 31,
     1997(H)                                     25.61        (.04)(G)              1.27                 1.23
---------------------------------------------------------------------------------------------------------------

(A) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.25% until April 30, 2002. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the year ended December 31, 2001, would have been 1.27%.

(B) For the period May 5, 1998 (commencement of sale of Institutional Class shares) to December 31, 1998.

(C) Not annualized.

(D) Annualized.

(E) The financial information for Europe Fund Institutional Class for the years ended December 31, 1997 and 1998, is for Bartlett Europe Fund Class Y. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund Class Y.

(F) Net of fees waived pursuant to a voluntary expense limitation of 1.60% until April 30, 2002. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the year ended December 31, 2001, would have been 1.66%.

(G) Net of fees waived pursuant to a voluntary expense limitation of 1.50% until April 30, 1998. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been as follows: 1998, 1.63%; and 1997, 1.49%.

(H) For the period August 21, 1997 (commencement of sale of Institutional Class shares) to December 31, 1997.

See notes to financial statements.

                 Distributions                                      Ratios/Supplemental Data
    ----------------------------------------               ------------------------------------------
                  From Net                     Net Asset                               Net Investment
     From Net     Realized                      Value,                     Expenses    Income/(Loss)
    Investment     Gain on         Total        End of      Total         to Average   to Average Net
      Income     Investments   Distributions    Period      Return        Net Assets       Assets
-----------------------------------------------------------------------------------------------------
      $   --       $   --         $   --        $ 9.40     (18.19)%         1.25%(A)         .67%(A)
          --         (.19)          (.19)        11.49     (18.28)%         1.20%            .17%
        (.14)        (.87)         (1.01)        14.26      21.69%          1.25%            .82%
        (.23)          --           (.23)        12.64      (9.42)%(C)      1.04%(D)        1.17%(D)

      $   --       $ (.04)        $ (.04)       $14.21     (29.00)%         1.60%(F)        (.08)%(F)
          --        (2.69)         (2.69)        20.06     (21.77)%         1.45%           (.43)%
        (.07)       (2.10)         (2.17)        28.73      25.49%          1.52%           (.10)%
        (.51)       (4.31)         (4.82)        24.78      42.51%          1.55%(G)        1.31%(G)
          --        (5.83)         (5.83)        21.01       4.76%(C)       1.31%(D,G)      (.60)%(D,G)
-----------------------------------------------------------------------------------------------------

        Ratios/Supplemental Data
     ------------------------------

     Portfolio        Net Assets,
     Turnover        End of Period
       Rate         (in thousands)
---  ------------------------------
       202%             $   85
       193%                 70
       148%                 50
     72%(D)                 45
       133%             $1,804
       147%                417
        93%                389
       103%                247
     123%(D)             8,025
---

Notes to Financial Statements

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified.

  Each Fund consists of at least two classes of shares: Primary Class and Institutional Class. The Institutional Classes of Global Income and Emerging Markets have not commenced operations. Europe Fund has an additional class of shares: Class A. Information about the Primary Class and Class A is contained in a separate report to the shareholders of these classes. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. The income and expenses of Europe Fund are allocated proportionately among the three classes of shares based on average daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended December 31, 2001, transfer agent and shareholder servicing expenses for Europe Fund were allocated as follows:
Primary Class, $41; Class A, $25; and Institutional Class, $2. Rule 12b-1 distribution fees were allocated as follows: Primary Class, $318; and Class A, $106.

  On October 5, 1999, Europe Fund, which had no previous operating history, acquired all of the assets and assumed the liabilities of Bartlett Europe Fund. On July 21, 1997, Bartlett Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc. Prior to July 21, 1997, Worldwide Value Fund, Inc. was a closed-end registered investment company whose single class of shares traded on the New York Stock Exchange ("NYSE").

Security Valuation

  Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Foreign Currency Translation

  Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Funds did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on International Equity or Europe Fund.

  Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for International Equity and Europe Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At December 31, 2001, there were no dividends or capital gain distributions payable for either of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting

--------------------------------------------------------------------------------

principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 2001, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                           Receivable for            Payable for
                           Securities Sold       Securities Purchased
---------------------------------------------------------------------
International Equity           $   --                    $448
Europe Fund                     1,065                     393

  For the year ended December 31, 2001, investment transactions (excluding short-term investments) were as follows:

                                            Proceeds
                           Purchases       From Sales
-----------------------------------------------------
International Equity       $268,895         $309,307
Europe Fund                  98,663          114,940

Deferred Organizational Expense

  Deferred organizational expenses of $210 for Europe Fund are being amortized on a straight-line basis not to exceed 5 years, beginning on the date the Fund began operations. Legg Mason Fund Adviser, Inc. ("LMFA"), the Fund's investment manager, has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and remain outstanding at the time of redemption.

Foreign Taxes

  Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

Use of Estimates

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute substantially all taxable income and capital gains to their shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

  Distributions during the years ended December 31, 2001 and 2000, were characterized as follows for tax purposes:

                              For the Year Ended                For the Year Ended
                              December 31, 2001                  December 31, 2000
                              ------------------            ---------------------------
                                    Europe                  International       Europe
                                     Fund                      Equity            Fund
---------------------------------------------------------------------------------------
Ordinary income                     $   --                     $  804           $ 2,336
Long-term capital gains                238                      2,841            10,005
Return of capital                       --                         --                --
                                    ------                     ------           -------
Total distributions                 $  238                     $3,645           $12,341
                                    ======                     ======           =======

  No ordinary income or capital gain distributions were paid during the year ended December 31, 2001, for International Equity.

  The tax basis components of net assets at December 31, 2001, were as follows:

                                                 International             Europe
                                                    Equity                  Fund
----------------------------------------------------------------------------------
Unrealized appreciation                            $  6,917               $  4,539
Unrealized depreciation                             (13,305)               (11,413)
                                                   --------               --------
Net unrealized appreciation/(depreciation)           (6,388)                (6,874)
Capital loss carryforwards                          (26,636)               (15,389)
Paid-in capital                                     140,352                 80,405
                                                   --------               --------
Net assets                                         $107,328               $ 58,142
                                                   ========               ========

  Pursuant to federal income tax regulations applicable to investment companies, the Funds elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, realized capital and currency losses reflected in the accompanying financial statements, which will not be recognized for federal income tax purposes until 2002, are as follows:

International Equity        $2,223
Europe Fund                  1,499

  The Funds intend to retain realized capital loss carryforwards for federal income tax purposes. As of December 31, 2001, capital loss carryforwards were as follows:

Expiration            International            Europe
   Date                  Equity                 Fund
------------------------------------------------------
   2008                  $   835               $    --
   2009                   25,801                15,839

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the Funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

                                          International       Europe
                                             Equity            Fund
--------------------------------------------------------------------
Undistributed net investment income          $ 1,287          $1,171
Accumulated net realized
  gain/(loss)                                   (235)           (218)
Paid-in capital                               (1,052)           (953)

--------------------------------------------------------------------------------

  At December 31, 2001, the cost of investments for federal income tax purposes was as follows:

International Equity Trust       $115,895
Europe Fund                        64,897

3. Repurchase Agreements:

  All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

  As part of its investment program, Europe Fund may utilize options and futures. International Equity may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

  When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

            PURCHASED OPTION:                                   IMPACT ON THE FUND:
The option expires                          Realize a loss in the amount of the cost of the option.
--------------------------------------------------------------------------------------------------------
The option is closed through a closing      Realize a gain or loss depending on whether the proceeds
sale transaction                            from the closing sale transaction are greater or less than the cost of the option.
--------------------------------------------------------------------------------------------------------
The Fund exercises a call option            The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
--------------------------------------------------------------------------------------------------------
The Fund exercises a put option             Realize a gain or loss from the sale of the underlying
                                            security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
--------------------------------------------------------------------------------------------------------
WRITTEN OPTION:                             IMPACT ON THE FUND:
The option expires                          Realize a gain equal to the amount of the premium received.
--------------------------------------------------------------------------------------------------------
The option is closed through a closing      Realize a gain or loss without regard to any unrealized gain
purchase transaction                        or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium
                                            received when the option was written.
--------------------------------------------------------------------------------------------------------
A written call option is exercised by the   Realize a gain or loss from the sale of the underlying
option purchaser                            security. The proceeds of the sale will be increased by the premium originally received when the option was written.
--------------------------------------------------------------------------------------------------------
A written put option is exercised by the    The amount of the premium originally received will reduce
option purchaser                            the cost of the security that the Fund purchased when the
                                            option was exercised.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

  There was no activity in call and put options during the year ended December 31, 2001.

  Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

  The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

5. Financial Instruments:

Emerging Market Securities

  Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

  As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

  Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

  At December 31, 2001, there were no open forward currency exchange contracts.

--------------------------------------------------------------------------------

6. Transactions With Affiliates:

  Each Fund has a management agreement with LMFA. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees, expense limits and their expiration dates, management fees waived, and management fees payable for each
Fund:

                                                                       Year Ended              At
                                                                    December 31, 2001   December 31, 2001
                                                                    -----------------   -----------------
                                                       Expense         Management          Management
                         Management    Expense       Limitation        Fees Waived        Fees Payable
Fund                        Fee       Limitation   Expiration Date  (Actual Dollars)    (Actual Dollars)
---------------------------------------------------------------------------------------------------------
International Equity
  -- Primary Class         0.75%        2.25%       Indefinitely         $27,021            $143,193
  -- Institutional
    Class                  0.75%        1.25%       Indefinitely              17                  99
Europe Fund
  -- Primary Class         1.00%        2.60%      April 30, 2002         19,031              25,880
  -- Class A               1.00%        1.85%      April 30, 2002         25,535              34,561
  -- Institutional
    Class                  1.00%        1.60%      April 30, 2002            957               1,686

  Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity. Batterymarch is responsible for the actual investment activity of the Fund. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity.

  Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee actually paid to LMFA by the Fund (net of any waivers).

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's respective Class's average daily net assets, calculated daily and payable monthly, as follows:

                                                    Year Ended
                                                 December 31, 2001     At December 31, 2001
                                                 -----------------   ------------------------
                                                   Distribution      Distribution and Service
                        Distribution   Service      Fees Waived            Fees Payable
                            Fee          Fee     (Actual Dollars)        (Actual Dollars)
---------------------------------------------------------------------------------------------
International Equity
  -- Primary Class         0.75%        0.25%         $    --                $92,729
Europe Fund
  -- Primary Class         0.75%        0.25%          15,908                 20,112
  -- Class A                 --         0.25%              --                  7,066

  No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended December 31, 2001. LM Fund Services, Inc. has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. the following amounts for the year ended December 31, 2001: International Equity, $52; and Europe Fund $21.

  LMFA, Batterymarch, LM Services, Inc. and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

--------------------------------------------------------------------------------

7. Line of Credit:

  The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the year ended December 31, 2001, the Funds had no borrowings under the Credit Agreement.

8. Acquisition of Bartlett Value International Fund:

  On March 23, 2001, the Europe Fund acquired substantially all of the assets of the Bartlett Value International Fund, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by the shareholders of Bartlett Value International Fund on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 1,196 Class A shares (having a value of $18,412), 148 Primary Class shares (having a value of $2,193), and 114 Institutional Class shares (having a value of $1,769), for the 1,780 Class A, 217 Primary Class, and 172 Institutional Class shares, respectively, of the Bartlett Value International Fund outstanding at the merger date. The Bartlett Value International Fund's net assets at that date, which included $1,201 of accumulated net realized loss and $3,563 of net unrealized gain, were combined with those of Europe Fund, resulting in aggregate net assets of $87,483.

9. Fund Share Transactions:

  At December 31, 2001, there were 125,000 shares authorized at $.001 par value for all active classes of each portfolio of the Corporation. Share transactions were as follows:

                                                   Reinvestment
                                    Sold         of Distributions       Repurchased          Net Change
                              ----------------   -----------------   ------------------   -----------------
                              Shares   Amount    Shares    Amount    Shares    Amount     Shares    Amount
-----------------------------------------------------------------------------------------------------------
International Equity
-- Primary Class
  Year Ended Dec. 31, 2001     5,669   $56,284       1     $    4    (9,995)  $ (99,507)  (4,325)  $(43,219)
  Year Ended Dec. 31, 2000     3,152    39,612     272      3,555    (8,182)   (101,207)  (4,758)   (58,040)
-- Institutional Class
  Year Ended Dec. 31, 2001        20   $   218      --     $   --       (17)  $    (184)       3   $     34
  Year Ended Dec. 31, 2000         9       112      --         --        (7)        (81)       2         31
Europe Fund
-- Primary Class
  Year Ended Dec. 31, 2001     1,942(A) $28,911(B)     6   $   94    (2,432)  $ (36,055)    (484)  $ (7,050)
  Year Ended Dec. 31, 2000     1,074    27,037     267      5,989    (1,120)    (26,017)     221      7,009
-- Class A
  Year Ended Dec. 31, 2001     4,627(C) $68,921(D)     8   $  121    (4,589)  $ (68,335)      46   $    707
  Year Ended Dec. 31, 2000     3,493    89,030     226      5,250    (4,200)   (108,552)    (481)   (14,272)
-- Institutional Class
  Year Ended Dec. 31, 2001       169(E) $ 2,672(F)  N.M.   $    4       (63)  $  (1,002)     106   $  1,674
  Year Ended Dec. 31, 2000        13       299       2         47        (8)       (166)       7        180
-----------------------------------------------------------------------------------------------------------

(A) Includes 148 shares issued in connection with fund acquisition (see Note 8).

(B) Includes $2,193 from fund acquisition (see Note 8).

(C) Includes 1,196 shares issued in connection with fund acquisition (see Note
    8).

(D) Includes $18,412 from fund acquisition (see Note 8).

(E) Includes 114 shares issued in connection with fund acquisition (see Note 8).

(F) Includes $1,769 from fund acquisition (see Note 8).

N.M. -- Not meaningful.

Report of Independent Accountants

To the Shareholders of International Equity Trust and Europe Fund and to the Directors of Legg Mason Global Trust, Inc.:

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Trust and Europe Fund (comprising the Institutional Class of the Legg Mason Global Trust, Inc., hereafter referred to as the "Funds") at December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 22, 2002

Directors and Officers

  The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

--------------------------------------------------------------------------------------------------------------------
                                        TERM OF
                                        OFFICE
                                          AND
                         POSITION(S)    LENGTH      NUMBER OF LEGG         OTHER
                          HELD WITH     OF TIME       MASON FUNDS      DIRECTORSHIPS  PRINCIPAL OCCUPATION(S) DURING
     NAME AND AGE          FUND(S)     SERVED(A)       OVERSEEN            HELD            THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
 Curley, John F.,        Chairman      Since      Chairman and         None           Director and/or officer of
 Jr.(B)                  and           1993       Director/ Trustee                   various other Legg Mason
 Age 62                  Director                 of all Legg Mason                   affiliates. Retired Vice
                                                  funds (consisting                   Chairman and Director of Legg
                                                  of 23 portfolios).                  Mason, Inc. and Legg Mason
                                                                                      Wood Walker, Incorporated.
                                                                                      Formerly: Director of Legg
                                                                                      Mason Fund Adviser, Inc. and
                                                                                      Western Asset Management
                                                                                      Company (each a registered
                                                                                      investment adviser).
--------------------------------------------------------------------------------------------------------------------
 Diaz, Nelson A.         Director      Since      Director/Trustee of  None           City Solicitor for the City of
 Age 54                                2000       all Legg Mason                      Philadelphia. Trustee of
                                                  funds except Legg                   Temple University and
                                                  Mason Income Trust,                 Philadelphia Museum of Art.
                                                  Inc. and Legg Mason                 Board member of U.S. Hispanic
                                                  Tax Exempt Trust,                   Leadership Institute and
                                                  Inc. (consisting of                 National Association for
                                                  18 portfolios).                     Hispanic Elderly. Formerly:
                                                                                      Partner, Blank Rome LLP,
                                                                                      Counselors at Law (1997-
                                                                                      2002); General Counsel, United
                                                                                      States Department of Housing
                                                                                      and Urban Development
                                                                                      (1993-1997).
--------------------------------------------------------------------------------------------------------------------
 Gilmore, Richard G.     Director      Since      Director/Trustee of  Director of    Trustee of Pacor Settlement
 Age 74                                1993       all Legg Mason       CSS            Trust, Inc. Formerly: Senior
                                                  funds (consisting    Industries,    Vice President, Chief
                                                  of 23 portfolios).   Inc.           Financial Officer and Director
                                                                       (diversified   of PECO Energy Co., Inc. (now
                                                                       holding        Exelon Corporation); Director
                                                                       company that   of Finance for the City of
                                                                       makes          Philadelphia; Executive Vice
                                                                       seasonal       President and Treasurer,
                                                                       decorative     Girard Bank and Vice President
                                                                       products).     of its parent holding company,
                                                                                      the Girard Company.
--------------------------------------------------------------------------------------------------------------------
 Lehman, Arnold L.       Director      Since      Director/Trustee of  None           Director of The Brooklyn
 Age 57                                1993       all Legg Mason                      Museum of Art. Formerly:
                                                  funds (consisting                   Director of The Baltimore
                                                  of 23 portfolios).                  Museum of Art.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        TERM OF
                                        OFFICE
                                          AND
                         POSITION(S)    LENGTH      NUMBER OF LEGG         OTHER
                          HELD WITH     OF TIME       MASON FUNDS      DIRECTORSHIPS  PRINCIPAL OCCUPATION(S) DURING
     NAME AND AGE          FUND(S)     SERVED(A)       OVERSEEN            HELD            THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
 McGovern, Jill E.       Director      Since      Director/Trustee of  None           Chief Executive Officer of The
 Age 57                                1993       all Legg Mason                      Marrow Foundation since 1993.
                                                  funds (consisting                   Formerly: Executive Director
                                                  of 23 portfolios).                  of the Baltimore International
                                                                                      Festival (1991-1993); Senior
                                                                                      Assistant to the President of
                                                                                      The Johns Hopkins University
                                                                                      (1986-1990).
--------------------------------------------------------------------------------------------------------------------
 O'Brien, G. Peter       Director      Since      Director/Trustee of  Director of    Trustee of Colgate University,
 Age 56                                1999       all Legg Mason       the Royce      President of Hill House, Inc.
                                                  funds except Legg    Family of      (residential home care).
                                                  Mason Income Trust,  Funds          Formerly: Managing Director,
                                                  Inc. and Legg Mason  (consisting    Equity Capital Markets Group
                                                  Tax Exempt Trust,    of 17          of Merrill Lynch & Co. (1971-
                                                  Inc. (consisting of  portfolios);   1999).
                                                  18 portfolios).      Renaissance
                                                                       Capital
                                                                       Greenwich
                                                                       Funds; and
                                                                       Pinnacle
                                                                       Holdings,
                                                                       Inc.
                                                                       (wireless
                                                                       communi-
                                                                       cations).
--------------------------------------------------------------------------------------------------------------------
 Rodgers, T.A.           Director      Since      Director/Trustee of  None           Principal, T.A. Rodgers &
 Age 67                                1993       all Legg Mason                      Associates (management
                                                  funds (consisting                   consulting). Formerly:
                                                  of 23 portfolios).                  Director and Vice President of
                                                                                      Corporate Development, Polk
                                                                                      Audio, Inc. (manufacturer of
                                                                                      audio components).
--------------------------------------------------------------------------------------------------------------------
 Fetting, Mark R.(C)     President     Since      Director of Legg     Director of    Executive Vice President of
 Age 47                                2001       Mason Value Trust,   the Royce      Legg Mason, Inc. Director
                                                  Inc., Legg Mason     Family of      and/or officer of various
                                                  Special Investment   Funds          other Legg Mason affiliates.
                                                  Trust, Inc., Legg    (consisting    Formerly: Division President
                                                  Mason Investment     of 17          and Senior Officer of
                                                  Trust, Inc. and      portfolios).   Prudential Financial Group,
                                                  Legg Mason Charles                  Inc. and related companies,
                                                  Street Trust, Inc.;                 including fund boards and
                                                  President of all                    consulting services to
                                                  Legg Mason funds                    subsidiary companies from 1991
                                                  (consisting of 23                   to 2000; Partner, Greenwich
                                                  portfolios).                        Associates; Vice President, T.
                                                                                      Rowe Price Group, Inc.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        TERM OF
                                        OFFICE
                                          AND
                         POSITION(S)    LENGTH      NUMBER OF LEGG         OTHER
                          HELD WITH     OF TIME       MASON FUNDS      DIRECTORSHIPS  PRINCIPAL OCCUPATION(S) DURING
     NAME AND AGE          FUND(S)     SERVED(A)       OVERSEEN            HELD            THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
 Duffy, Marc R.(D)       Vice          Since      Vice President and   None           Associate General Counsel of
 Age 44                  President     2000       Secretary of all                    Legg Mason Wood Walker,
                         and                      Legg Mason funds                    Incorporated. Formerly: Senior
                         Secretary                (consisting of 23                   Associate, Kirkpatrick &
                                                  portfolios).                        Lockhart LLP (1996-1999);
                                                                                      Senior Counsel, Securities and
                                                                                      Exchange Commission, Division
                                                                                      of Investment Management
                                                                                      (1989-1995).
--------------------------------------------------------------------------------------------------------------------
 Karpinski, Marie K.(D)  Vice          Since      Vice President and   None           Vice President and Treasurer
 Age 53                  President     1993       Treasurer of all                    of Legg Mason Fund Adviser,
                         and                      Legg Mason funds                    Inc. and Western Asset Funds,
                         Treasurer                (consisting of 23                   Inc., Treasurer of Pacific
                                                  portfolios).                        American Income Shares, Inc.
--------------------------------------------------------------------------------------------------------------------

(A) Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Mr. Curley is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(C) Mr. Fetting is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(D) Officers of the Corporation are interested persons (as defined in the 1940
    Act).

            ADDITIONAL INFORMATION ABOUT THE CORPORATION'S DIRECTORS
            AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
             INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
                            CALLING 1-800-822-5544.

                      Investment Advisers

                        For International Equity:

                          Batterymarch Financial Management, Inc.
                          Boston, MA

                        For Europe Fund:

                          Legg Mason Fund Adviser, Inc.
                          Baltimore, MD

                      Investment Sub-Adviser

                        For Europe Fund:

                          Lombard Odier International Portfolio Management London, England

                      Investment Manager

                        Legg Mason Fund Adviser, Inc.
                        Baltimore, MD

                      Board of Directors and Officers

                        John F. Curley, Jr., Chairman
                        Mark R. Fetting, President
                        Nelson A. Diaz
                        Richard G. Gilmore
                        Arnold L. Lehman
                        Dr. Jill E. McGovern
                        G. Peter O'Brien
                        T. A. Rodgers

                      Transfer and Shareholder Servicing Agent

                        Boston Financial Data Services
                        Boston, MA

                      Custodian

                        State Street Bank & Trust Company
                        Boston, MA

                      Counsel

                        Kirkpatrick & Lockhart LLP
                        Washington, DC

                      Independent Accountants

                        PricewaterhouseCoopers LLP
                        Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

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